FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”), is entered into as of January 25, 2018, by and between SUPER G CAPITAL, LLC, a Delaware limited liability company (“Lender”), and PRECISION OPINION, INC., a Nevada corporation (“Borrower”).

RECITALS

A. Borrower and Lender are parties to that certain Business Loan & Security Agreement, dated as of September 13, 2018 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”).

B. Lender and Borrower wish to amend certain terms of the Loan Agreement, all on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1. INCORPORATION OF RECITALS. Each of the above Recitals is incorporated herein and deemed to be the agreement of Lender and Borrower and is relied upon by each party to this Amendment in agreeing to the terms of this Amendment.

2. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

3. AMENDMENT TO LOAN AGREEMENT.

3.1 Upon the First Amendment Effective Date (as defined below), the box in the Loan Chart under the heading “Loan Details” shall be amended and restated in its entirety as follows:

2018 LOAN DETAILS	INITIAL LOAN DETAILS
AMOUNT OF INITIAL LOAN	$1,250,000
COMMITMENT FEE	$18,750
TOTAL INITIAL LOAN INTEREST CHARGE **	$500,000
TOTAL INITIAL LOAN PAYBACK	$1,750,000
AMOUNT OF 2018 LOAN	$175,000
AMENDMENT FEE	$50,000
TOTAL 2018 LOAN INTEREST CHARGE **	$60,000
TOTAL 2018 LOAN PAYBACK	$235,000

3.2 Upon the First Amendment Effective Date, the box in the Loan Chart under the heading “Payment Schedule” shall be amended and restated in its entirety as follows:

PAYMENT SCHEDULE

START DATE FOR INITIAL LOAN PAYMENTS	October 1, 2017

PAYMENT FREQUENCY FOR INITIAL LOAN	Semi-monthly on (i) the first Business Day of each month and (ii) the 15th day of such month (or the first Business Day thereafter if such day is not a Business Day).

NUMBER OF PAYMENTS FOR INITIAL LOAN	36

PAYMENT AMOUNT FOR INITIAL LOAN	The first six (6) payments shall each be in an amount equal to $25,000, and the final thirty (30) payments shall each be in an amount equal to $53,333.33, provided that, for the payments due and payable February 1, 2018, February 15, 2018, March 1, 2018, and March 15, 2018, each payment shall be in an amount equal to $10,000.00, and at all times thereafter, all subsequent payments shall each be in an amount equal to $53,333.33, with the outstanding balance of the Initial Loan Payback Amount being due on the last payment date.
START DATE FOR 2018 LOAN PAYMENTS	April 25, 2018

PAYMENT FREQUENCY FOR 2018 LOAN	One (1) payment on April 25, 2018

NUMBER OF PAYMENTS FOR 2018 LOAN	One (1) Payment

PAYMENT AMOUNT FOR 2018 LOAN	$235,000

3.1 Effective as of the First Amendment Effective Date, Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

1.1 Loan. Lender shall make the Initial Loan to Borrower of the sum designated in the Loan Chart as “Amount of Initial Loan,” subject to the terms and conditions of this Agreement. In addition, Lender shall make the 2018 Loan to Borrower of the sum designated in the in the Loan Chat as “Amount of 2018 Loan,” subject to the terms and conditions of this Agreement.

3.2 Effective as of the First Amendment Effective Date, Section 1.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

1.2 Funding. Lender shall not be obligated to fund the Initial Loan until after all conditions set forth in Addendum 3 have been satisfied or waived in writing by Lender. As soon as all funding conditions have been satisfied or waived in writing by Lender, Lender shall fund the Initial Loan by paying: to Borrower the “Amount of Initial Loan” specified in the Loan Chart by making an ACH transfer to Borrower’s account designated on the ACH authorization form (“Borrower’s Account”); provided, however, that Lender shall retain, from the proceeds of the Loan, an amount equal to the “Commitment Fee” shown on the Loan Chart. Lender shall not be obligated to fund the 2018 Loan until the First Amendment Effective Date. On the First Amendment Effective Date, Lender shall fund the 2018 Loan by paying: to Borrower the “Amount of 2018 Loan” specified in the Loan Chart by making an ACH transfer to Borrower’s Account.

3.3 Effective as of the First Amendment Effective Date, Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

2.1 Repayment. Borrower shall repay the Initial Loan by paying the Total Initial Loan Payback specified and on the terms set forth in the Loan Chart, subject to the additional terms set forth in this Agreement. Borrower shall repay the 2018 Loan by paying the Total 2018 Loan Payback specified and on the terms set forth in the Loan Chart, subject to the additional terms set forth in this Agreement.

3.4 Effective as of the First Amendment Effective Date, Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

2.2 Prepayment Limitation. Borrower shall be entitled to prepay all (but not less than all) of the Total Initial Loan Payback for the Initial Loan without discount, either before or after an Event of Default, and any interest that may be owing and included in the Total Initial Loan Payback for the Initial Loan shall be all due and payable and not subject to any credit or deduction of the total amount due as a result of payment being made prior to the due date for the last payment. Borrower shall also be entitled to prepay all (but not less than all) of the Total 2018 Loan Payback for the 2018 Loan without discount, either before or after an Event of Default, and any interest that may be owing and included in the Total 2018 Loan Payback for the 2018 Loan shall be all due and payable and not subject to any credit or deduction of the total amount due as a result of payment being made prior to the due date for the last payment.

3.5 Effective as of the First Amendment Effective Date, Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

2.3 Interest. Interest for the Initial Loan is already included in the amount specified in the Loan Chart as the Total Initial Loan Payback. Following the occurrence of an Event of Default, an additional interest charge of 5% per annum on the then outstanding Obligations shall be immediately due and owing from the date of the Event of Default until Lender has received the Total Initial Loan Payback set forth in the Loan Chart. Interest for the 2018 Loan is also already included in the amount specified in the Loan Chart as the Total 2018 Loan Payback. Following the occurrence of an Event of Default, an additional interest charge of 5% per annum on the then outstanding Obligations shall be immediately due and owing from the date of the Event of Default until Lender has received the Total 2018 Loan Payback as set forth in the Loan Chart.

3.6 Effective as of the First Amendment Effective Date, all references to “Loan” after Section 2.3 in the Loan Agreement shall be amended to mean both the Initial Loan and the 2018 Loan, individually or collectively, as the context may require.

3.7 Effective as of the First Amendment Effective Date, the reference to “Total Payback Amount” in Section 8.1 of the Loan Agreement shall be amended to mean the Total Initial Loan Payback and the Total 2018 Loan Payback, individually or collectively, as the context may require.

4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of Section 3 of this Amendment (the date on which such conditions precedent are satisfied or waived by Lender shall be the “First Amendment Effective Date”):

4.1 The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof and the date of the effectiveness of this Amendment, as though made on such dates (except to the extent that such representations and warranties relate solely to an earlier date);

4.2 Lender shall have received, in addition to all the other fees and expenses due under the Loan Agreement, the amendment fee specified in the Loan Chart in the amount of $50,000 (the “Amendment Fee”), which Amendment Fee shall be fully earned, due and payable as of the date hereof.

4.3 After giving effect to this Amendment, no Event of Default shall have occurred and be continuing on the date hereof or as of the First Amendment Effective Date.

4.4 Lender shall have received written evidence satisfactory to Lender that Heritage shall have consented to the Borrower’s execution and delivery of this Amendment.

5. ATTORNEYS’ FEES AND COSTS. Borrower agrees to pay upon demand all of Lender’s reasonable attorneys’ fees and costs with respect to the preparation of this Amendment.

6. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly set forth in this Amendment, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

8. COUNTERPARTS; EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile of electronic pdf file shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic pdf file also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. MISCELLANEOUS.

9.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

9.2 Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

PRECISION OPINION, INC., a Nevada corporation

By:	/s/ James T. Medick
Name:	James T. Medick Title: President

SUPER G CAPITAL, LLC

By:	/s/ Marc Cole
Marc Cole, Chief Financial Officer

[Signature Page to First Amendment to Loan Agreement]

GUARANTOR’s REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Business Loan & Security Agreement, dated as of September 13, 2017 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and between SUPER G CAPITAL, LLC (“Lender”) and PRECISION OPINION, INC., a Nevada corporation (“Borrower”), or in that certain First Amendment to Loan Agreement, dated as of January 25, 2018 (the “Amendment”), by and between Lender and Borrower. The undersigned hereby (a) represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within his powers, are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of any contract or undertaking to which he is a party or by which any of his properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms his obligations owing to the Lender under any Loan Documents to which it is a party (including without limitation the Guaranty and Suretyship Agreement, dated September 13, 2017 (the “Guaranty”), executed by each of the undersigned, in connection with the execution of the Loan Agreement); and (d) agrees that each of the Loan Documents (including without limitation the Guaranty and Suretyship Agreement) to which he is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, he understands that the Lender has no obligations to inform him of such matters in the future or to seek his acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic pdf file shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic pdf file also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

Guarantor further acknowledges and agrees that Lender shall have the right to records a deed of trust, mortgage or similar interest against Guarantor’s personal residence located at 2482 Hollow Rock Road, Las Vegas, NV 89135 in the event that Borrower does not pay in the Total 2018 Loan Payback on or before the date specified for payment in the Loan Chart, in order to secure Guarantor’s obligations under the Loan Documents, including, without limitation, his Guaranty.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

/s/ James T. Medick
James T. Medick

Address:
101 Convention Center Dr., Plaza 125
Las Vegas, NV 89109

[Signature Page to Guarantor’s Reaffirmation and Consent]